UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT

                             _______________________

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                        Date of Report: October 19, 2007

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



        Delaware                        1-9494                 13-3228013
(State or other jurisdiction          (Commission            (I.R.S. Employer
     of incorporation)                File Number)          Identification No.)


 727 Fifth Avenue, New York, New York                           10022
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
 Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
 Act (17 CFR 240.13e-4(c))




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Item 8.01       Other Events.
---------       ------------

On October 19, 2007, Registrant issued a press release announcing the sale of the building housing its flagship store in London for the price of (pound)73,000,000 (approximately $149,000,000 at the sale date) and that it had simultaneously entered into a 15-year lease with two 10-year renewal options. Registrant had, through a subsidiary, acquired the building at 25 Old Bond Street and an adjoining building at 15 Albermarle Street in 2002 for a total cost of $43,000,000 (U.S. dollar equivalent at the acquisition date). The acquisition was made in order to combine the buildings, renovate and reconfigure the interior retail selling space; that work was completed in 2006, allowing Registrant to complete this sale and leaseback as planned.

A copy of the October 19, 2007 press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


Item 9.01.      Financial Statements and Exhibits.

    (c)  Exhibits

         99.1  Press Release dated October 19, 2007.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      TIFFANY & CO.


                                 BY:  __________________________________________
                                      Patrick B. Dorsey
                                      Senior Vice President, General Counsel and
                                      Secretary



Date:  October 19, 2007

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                                  EXHIBIT INDEX


Exhibit No.     Description

99.1            Text of Press Release issued by Tiffany & Co., dated
                October 19, 2007.